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                                                                   Exhibit 10(i)


                    AMENDMENT NO. 1 TO EXCHANGE AGREEMENT


        AMENDMENT, dated as of July 8, 1995, by and among Spelling Entertainment Group Inc., a Delaware corporation and successor-in-interest to Spelling Entertainment Group Inc., a Florida corporation (the "Company"), Blockbuster Entertainment Group on behalf of Viacom Inc., as successor-in-interest to Blockbuster Entertainment Corporation, a Delaware corporation ("BEG") and Blockbuster Interactive Entertainment, Inc., a Delaware corporation ("BIE"), to that certain Exchange Agreement entered into by and among the Company, BEG and BIE as of June 30, 1994 (the "Agreement").

        WHEREAS, the Company, BEG and BIE have agreed to amend certain provisions of the Agreement pertaining to BEG's Put Right and the Company's Call Right;

        NOW THEREFORE, in consideration of the premises and pursuant to Section
12.3 of the Agreement, the Company, BEG and BIE hereby agree as follows:

        1. Section 10.5(c) of the Agreement is hereby amended to read in its entirety as follows:

                (c) The options provided for in this Section 10.5 are collectively referred to herein as the "Put Right." The Put Right may be exercised by BEG at any time within the 120 day period commencing on July 8, 1995 and concluding on November 6, 1995.

        2. Section 10.6(b) of the Agreement is hereby amended to read in its entirety as follows:

                (b) The options provided for in this Section 10.6 are referred to herein as the "Call Right." The Call Right may be exercised by the Company at any time within the 120 day period commencing on July 8, 1995 and concluding on November 6, 1995.

        3.  This Amendment shall be deemed effective as of July 8, 1995.

        4. Except as expressly provided in this Amendment, the Agreement shall not be deemed amended, modified or altered in any manner whatsoever.

        5. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Agreement.






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        IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to
Exchange Agreement to be duly executed on this 16th day of August, 1995.



                                     SPELLING ENTERTAINMENT GROUP INC.
                                     a Delaware corporation


                                     By: /s/  Peter Bachmann
                                        ---------------------------------

                                     Title: EVP
                                           ------------------------------


                                     BLOCKBUSTER INTERACTIVE ENTERTAINMENT, INC.


                                     By: /s/  Thomas W. Hawkins
                                        ---------------------------------

                                     Title: Sr. VP
                                           ------------------------------


                                     BLOCKBUSTER ENTERTAINMENT GROUP,
                                     on behalf of Viacom Inc.


                                     By: /s/  Thomas W. Hawkins
                                        ---------------------------------

                                     Title: Ex. VP
                                           ------------------------------



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